ENCORE CAPITAL GROUP, INC. WELL-POSITIONED, DEEP STRENGTHS, DRIVING GROWTH 2012 Investor Day New York, NY June 6, 2012 Exhibit 99.1

PROPRIETARY

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS
The statements in this presentation that are not historical facts, including, most importantly, those statements preceded by, or that include, the words “will,” “may,”
“believe,” “projects,” “expects,” “anticipates” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995 (the “Reform Act”). These statements may include, but are not limited to, statements regarding our future operating results and growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-
looking statements involve risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company and its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks, uncertainties and other factors are discussed in the reports filed by the Company with the Securities and Exchange
Commission, including the most recent reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time. The Company disclaims any intent or obligation to update these forward-looking statements.

PROPRIETARY
PRESENTING TODAY
Brandon Black
Chief Executive Officer
Dr. Christopher Trepel
Chief Scientific Officer
Paul Grinberg
Chief Financial Officer
Jack Nelson
President, Propel Financial Services

PROPRIETARY
ENCORE IS A GROWING COMPANY WITH SOPHISTICATED
OPERATIONS AND DEEP CONSUMER EXPERTISE
4
1 in 9
American consumers have
accounts with us
2.5 million
satisfied their obligations
$2 billion
26%
Adjusted EBITDA
†
5-year
compound annual growth rate
2,600
$800 million
twelve months
† See endnote
employees worldwide
in estimated remaining
collections
collected in the last
consumers have

PROPRIETARY
OUR SUCCESS IS DRIVEN BY OUR CORE COMPETENCIES

COST
LEADERSHIP
PRINCIPLED
INTENT
ANALYTIC
STRENGTH
CONSUMER
INTELLIGENCE
Legal collections
Marketing
analytics
Consumer Credit
Research Institute
ENCORE’S KEY
COMPETITIVE
ADVANTAGES
International
operations
Account
Manager
expertise
Portfolio valuation
and purchasing
Operational
modeling

PROPRIETARY
OUR VALUATION AND OPERATING CAPABILITIES HAVE
ESTABLISHED ENCORE AS THE INDUSTRY LEADER
6
Cumulative actual collection multiples by vintage year, as of March 31, 2012
(Total collections / Purchase price)
Source: SEC filings
ECPG
Peer 1
Peer 2

PROPRIETARY AND THE DRAMATIC IMPROVEMENT IN OUR COST TO COLLECT HAS GIVEN US A KEY COMPETITIVE ADVANTAGE 7 Overall cost to collect (%)

PROPRIETARY
OUR OPERATING MODEL AND COST ADVANTAGES ALLOW US TO
REMAIN PROFITABLE WHEN OTHERS CANNOT
8
2.5
2.2
2.0
Interplay of multiples with the costs of debt and collection
(Unlevered IRR)
Cost to collect
Cost of debt:
7%
40% 45% 50%
15.7 10.6
8.3
5.2
2.9
3.4
(2.5)
(2.5)
(9.0)
Cost of debt:
4%
40% 45% 50%
17.4 12.5 7.4
5.8
5.3
10.3 0.9
0.9 (4.1)
Cost to collect
Cost of debt:
10%
40% 45% 50%
13.9
6.0
2.6 8.5
0.3 (7.7)
(0.3) (7.7) (18.1)
Cost to collect

PROPRIETARY
New asset
classes
Expand core
footprint
Performing
loans
Expand along the
debt life cycle
AS WE LOOK TO THE FUTURE, WE ARE EXPLORING WAYS TO
LEVERAGE OUR CORE COMPETENCIES
9
Chapter 13
Chapter 7
Pre-charge off
delinquencies
Early
delinquencies
Auto
debt
Tax
liens
Mortgage
debt
Countries with
mature credit
systems
Emerging
markets
Credit
cards
Telecom
and other
utilities
Penetrate
existing market
Consumer
loans
Contingency
collections
First party
collection
services
Municipal
obligations
Student
loans
Utilities
National
Existing asset
classes
Purchase Unsecured
International
Expand
geographically
Bankrupt
accounts
Focus on
bankruptcy
Outsourcing
services
Expand
along value
system
Secured
loans
Cover
different
type of debt
Chapter 13
Chapter 7
Pre-charge off
delinquencies
Early
delinquencies
Auto
debt
Tax
liens
Mortgage
debt
Countries with
mature credit
systems
Emerging
markets
Credit
cards
Telecom
and other
utilities
Penetrate
existing market
Consumer
loans
Contingency
collections
First party
collection
services
Municipal
obligations
Student
loans
Utilities
Defaulted
National
Existing asset
classes
Purchase Unsecured
Defaulted

PROPRIETARY
TODAY, YOU WILL HEAR ABOUT FOUR KEY FACTORS IN OUR
ONGOING SUCCESS
10
Industry-leading
growth strategy
focused on low- and
middle-income
consumer economics
Strategic
growth into
new asset
classes and
geographies
Consumer-
focused
operational
platform
R&D as a
differentiating,
competitive
strength
Active
management
of regulatory
and legislative
environment

PROPRIETARY
ENCORE PROVIDES AN ESSENTIAL SERVICE AND ITS MODEL SHOULD
BECOME THE INDUSTRY STANDARD
11
Contingency
collection agency
•
Four-to-six month
collection cycle
Pressure
•
Artificial deadlines
•
Multiple collection
companies
•
Counterproductive
incentive structure
•
Consumer is
confused and
frustrated
•
Consumer has 84
months to recover
financially
Partnership
•
Create partnership
strategy and set goals
•
Tailor work strategies to
individual circumstances,
giving time for a
consumer to recover
•
Maximizes repayment
likelihood, creates
consistency, and
ensures fair treatment
Relationship is
transactional…
..and often ends in
asset transfer
Original
creditor
•
Attempt immediate
resolution during
delinquency cycle
(days 30 – 180)
•
Consumer is
“charged-off” by
issuer on day 181
•
Issuer offers to sell
unsecured, charged-
off debt or service
through 3rd party
agencies
Collection
time frame
Consumer
treatment
Outcome

PROPRIETARY
WE INTRODUCED THE INDUSTRY’S FIRST CONSUMER BILL OF
RIGHTS TO ESTABISH OUR COMMITMENTS TO CONSUMERS
•
Positions Encore as an industry leader
–
Sets the standard by which the
industry should be judged
12
•
Clearly states what consumers
should expect from Encore
•
Gives concrete assurance regarding
Encore’s conduct
–
Suspends interest during
payment plans
–
Prohibits “robo-messaging”
–
Halts collections under certain
circumstances

PROPRIETARY
WHICH IS A CORNERSTONE OF OUR COMPREHENSIVE GOVERNMENT
AFFAIRS STRATEGY
13
•
Have proactively met with the CFPB several times on
policy matters
•
Assembled compliance-focused task force with
representation from all key areas across the company
•
Leading active lobbying efforts in collaboration with other
major industry players
•
Have successfully informed bills across a number of states
•
Building a working group in several states to address
remaining questions
•
Individual discussions continue with certain states
Consumer Financial
Protection Bureau
State legislative
landscape
State Attorneys
General

PROPRIETARY
OPERATIONALLY, WE'RE BUILDING A PLATFORM THAT ENCOURAGES
A DIFFERENT KIND OF RELATIONSHIP WITH OUR CONSUMERS
14
Addressing
debt cycles
•
Acknowledging the limitations of our consumers’
household balance sheets
•
Living the Consumer Bill of Rights
Making focused
investments
•
Creating specialized work groups
•
Leveraging our industry-leading cost efficiency
•
Increasing direct control over consumer experience
Improving
consumer
experience
•
Using market-based surveys and tests to
understand consumer satisfaction
•
Partnering to develop new products and services
•
Pointing consumers to the best external references

PROPRIETARY
WE’VE SEEN A SIGNIFICANT INCREASE IN THE NUMBER OF
CONSUMERS WITH MULTIPLE OBLIGATIONS
15
Multiple obligations held within new portfolios, by purchase vintage
(% of unique consumers)
17
25
37
44
45
2008 2009
2010 2011 2012(E)

PROPRIETARY
Recovery
and
growth
•
Develop tools and
frameworks to
break the debt cycle
•
Embrace a
household balance
sheet approach to
solvency
WE ARE MORE CLOSELY ALIGNING OUR ENGAGEMENT MODEL TO
OUR CONSUMERS’ NEEDS AND GOALS
16
Engage
and
discuss
•
Understand consumer
preferences
•
Deliver customized
outreach
•
Conduct satisfaction
surveys
•
Score performance
and provide feedback
•
Leverage proprietary
models
Promote
repayment
•
Provide affordable
payment options
•
Support financial
education activities
Systematically
resolve
obligations
Measure and
understand

PROPRIETARY
WE’VE ESTABLISHED SPECIALIZED COLLECTION TEAMS TO
OPTIMIZE REPAYMENT RATES AND CONSUMER EXPERIENCE
17
Internal call center share of non-legal collections
(%)
Increasing work group
specialization and control
allows for:
Increasing call center specialization
(Number of distinct teams)
•
Discounts that are better
customized to consumer
circumstance
•
Increasing numbers of
deep discounts for those
consumers most in need
10
11
15
17
73
79
88
89

PROPRIETARY
OUR CALL CENTER PRODUCTIVITY HAS STEADILY IMPROVED
THROUGH SPECIALIZATION
18
Productivity of Phoenix Call Center
(Dollars collected per paid hour)
148
207
252
359
422
2007 2008 2009 2010 2011

PROPRIETARY
THE NEW PRODUCT OFFERINGS ESTABLISH A DIFFERENT
DIALOGUE WITH CONSUMERS AND PROMOTE RECOVERY
19
Able to pay Unable to pay
•
Maintain
engagement
•
Develop a
lasting
relationship
•
Create hope and
build goodwill
•
Provide support
and tools
•
No
conversation
•
Products and frameworks in
development
New approaches to financial
literacy challenges
Validation of IPA’s Borrow Less
Tomorrow™
program
Providing credit education
•
•

PROPRIETARY ANALYTICS AND BEHAVIORAL RESEARCH ARE FUNDAMENTAL TO OUR SUCCESS Dr. Christopher Trepel Chief Scientific Officer 20

PROPRIETARY
UNDERSTANDING FINANCIALLY STRESSED CONSUMER BEHAVIOR IS
AT THE HEART OF OUR COMPANY’S EVOLUTION
Reporting
and alerts
Statistical analysis
and forecasting
•
Valuation based on
individual consumer
characteristics
•
Basic business
functionality focused
on public company
needs
Analytics
Data
•
Early technology
investment in large
databases and
analysis software
•
Significant investment
in credit bureau and
skip tracing data
1999
2001
Predictive modeling
and optimization
Behavioral science
field studies
•
First-mover advantage
created through
development of
advanced operational
models focused on
consumer behavior
and financial ability
•
Industry-first
investment to
understand financially
stressed consumers'
decisions, choices, and
activities
•
Data critical mass
achieved through
owned consumer
accounts and
specialized data
vendor programs
•
Access to unique
data held by private
companies and
agencies, and
analyzed by
academic experts
2005
2011

PROPRIETARY 22

PROPRIETARY
COMMITMENT TO ANALYTIC RIGOR UNDERPINS EVERY ASPECT OF
OUR OPERATIONAL STRATEGY
23
Test-based
marketing
campaigns
Psychographic
consumer
segmentation
Analytic focus
and strength
Broad information
advantage
Specialized analytics
staff across multiple
business groups
Commitment to starting
with good questions
and following the data
Activity-level
cost database
Suit decision
algorithms and
business rules

PROPRIETARY
THE DEMAND FOR INFORMATION AND NEW THINKING ABOUT
CONSUMER FINANCIAL BEHAVIOR HAS NEVER BEEN STRONGER
18.5
23.4
U.S. families without savings or
other liquid assets
(%)
8.5
10.0
(%)
Low- and middle-income consumers were hit especially hard during the 2008 recession and are continuing to struggle financially
Debt repayment is essential to improve household balance sheet stability and insulate families against insolvency
24
U.S. families with $30,000+ in
credit card and unsecured debt
2009 2011
2009 2011
Source:
Stafford et al. (May 2012) Mortgage Distress and Financial Liquidity: How U.S. Families are Handling Savings, Mortgages and Other Debts. Survey Research Center, Institute
for Social Research, University of Michigan.

PROPRIETARY
WE MAXIMIZE OUR IMPACT BY ASKING IMPORTANT QUESTIONS
ABOUT CONSUMERS AND THEIR CIRCUMSTANCES
What can we do to
ethically promote
repayment
behavior?
How do consumers
prioritize their
spending and
saving options?
When do we nudge
consumers using
behavioral
economics?
Conduct research to
understand financially
stressed consumers’
financial decision-making
Promote financial literacy
and recovery through a
tailored suite of products
and services
Integrate experimental
psychology and behavioral
finance with operational
strategy

PROPRIETARY
WE ARE COLLABORATING WITH LEADING INSTITUTIONS TO AUGMENT
OUR SCIENTIFIC EXPERTISE
Consumer
payments
Econometrics
Credit
availability
Governmental
agencies
Behavioral decision
theory
Risk and
uncertainty
Fox
Poldrack
Brain systems for
decision-making and
executive function
Cognitive
Neuroscience
Microeconomic
analysis of social and
economic challenges
Public policy
centers
Household
finance
Behavioral
Economics
Zinman
Karlan

PROPRIETARY
OUR RESEARCH PIPELINE IS ROBUST AND FOCUSED ON BOTH
TRADITIONAL AND NOVEL PROGRAMS
Program Concept Planning
Pilot
Study
Full
Study Application Focus
Consumer
parametrics
•
Scientific understanding
of consumer decision
triggers and biases
Model
enhancement
•
Describe consumer
trajectories to enhance
operational strategies
Settlement
economics
•
Supply and demand
factors that shape
repayment behavior
Information
mapping
•
Combining data sets to
reveal new variable
inter-relationships
Debiasing
platforms
•
Develop new tools to
improve consumer
decision-making
Credit
availability
•
Understand the effect of
collections on credit
availability and repayment

PROPRIETARY
OUR INNOVATIVE RESEARCH AND DEVELOPMENT PLATFORM WILL
CREATE SIGNIFICANT NEW VALUE FOR ENCORE
Valuation and
purchasing
•
Identify hidden portfolio segments that carry incremental, new value and every additional opportunity to bid safely and aggressively
•
Provide additional valuation protection against weak portfolios and bidding protection against overpayment
Policy and
regulation
•
Provide new basis for a “seat at the table” with governmental, policy center, and non-profit constituencies
•
Encourage third parties to think differently about Encore’s goals and motives
Operations
•
Drive new insights by combining traditional sources of data (e.g., issuer, credit bureau, prior affiliation) with direct consumer surveys, data mining, and psychographic information
•
Inform and guide highly rigorous marketing tests that pinpoint consumer repayment triggers

PROPRIETARY RECENT STRATEGIC TRANSACTIONS POSITION US WELL FOR OUR NEXT STAGE OF GROWTH Paul Grinberg Chief Financial Officer 29

PROPRIETARY
WE THINK ABOUT GROWTH OVER THREE HORIZONS

Horizon 1
Defend and extend existing businesses
Expand beyond existing boundaries
Build emerging businesses
Horizon 2
Horizon 3
2012 2015
•
•
•
•
•
•
•
Explore new geographies
Leverage deep consumer insights
Expand tax lien transfer business in Texas and open new
markets across the U.S.
Secure low-balance asset purchasing commitments
Build upon our cost advantages
Concentrate on the acquisition of competitor portfolios
Help define the rules that will govern the industry in future years

PROPRIETARY
IN THE LAST 30 DAYS, WE’VE MADE THREE KEY STRATEGIC MOVES

Encore’s largest
portfolio
acquisition
Our analytical and
operating
advantages
enabled the
successful
valuation and
integration of the
large purchase
Divestiture of our
bankruptcy
servicing subsidiary
We transitioned
Ascension Capital
Group to a
capable owner
with expertise in
the bankruptcy
space
Acquisition of
Propel Financial
Services
We identified and
pursued a strong
cultural and
strategic fit that
lends itself to
strong long-term
growth

PROPRIETARY
ENCORE IS WELL POSITIONED TO PROVIDE A SOLUTION FOR
COMPETITORS WHO EXIT THE MARKET
32
Protection from the
“winner’s curse”
Our operational
advantages insulate us
against overpaying
•
Powerful operational
models and practices
•
Superior forecasting
methodology
Industry-leading
models used to
estimate individual
consumer willingness
and ability to pay
•
Enabled us to
identify and
acquire the most
valuable pools
Careful consumer
segmentation
Significant history
of acquiring assets
in the resale market
gave us an analytic
advantage when
conducting
operational due
diligence
Practice makes
perfect
Acquisition
of large
competitor’s
assets

PROPRIETARY
OUR CONFIDENCE IS TIED TO THE SUCCESSFUL COMPLETION  OF
ONE OF THE INDUSTRY’S FEW DEALS OF THIS SIZE
33
$90M portfolio purchase in 2005, cumulative collections
($M)
Initial
expectations:
$199M
Results to date:
$230M
Actual
collections
Estimated
collections
50
100
150
200
250
Jun-05 Jun- 06 Jun- 07 Jun- 08 Jun- 09 Jun- 10 Jun- 11

PROPRIETARY OUR OPERATIONAL STRENGTHS ARE UNIQUELY SUITED TO EXECUTING COMPLEX DEALS 34

PROPRIETARY
WE HAVE TRANSITIONED OUR BANKRUPTCY BUSINESS TO A
BETTER-SUITED OWNER
35
Bankruptcy
volumes have
declined
ACG has not
been, and
would not
be, material
to Encore
Business
requires a
significant
technology
investment
Buyer has
focused IT and
bankruptcy
expertise, and
currently serves
large, financial
institutions

PROPRIETARY
WE STUDIED MANY MARKETS AND GEOGRAPHIES BEFORE FINDING
AN OPPORTUNITY THAT SATISFIED OUR ACQUISITION CRITERIA
36
•
Used to fund essential services
•
Allows consumers to protect home from
foreclosure and avoid financial penalties
•
Propel was recognized as a 2011 “Top
Workplace” by San Antonio Express-News
Consumer
focused
model
Meaningful
market
opportunity
•
Between $7B and $10B sold each year
•
Advantageous timing as large players exit the
market for non-financial reasons
Leverage
Encore’s
strengths
•
Consumer intelligence platform focused on
helping financially stressed  individuals
•
Industry-leading asset valuation methodology
•
Low-cost operational platform
Acquisition of
dominant player
in the tax lien
space
Asset class
diversification
Geography
Operational
strengths

PROPRIETARY
THE BUSINESS MODELS ARE VERY SIMILAR, AS BOTH PROVIDE
ESSENTIAL SERVICES FOR CONSUMERS AND CREDITORS
37
Leading provider of
debt management
and recovery
solutions for
consumers and
property owners
across a broad range
of asset classes
Property
Owners
Structured payment plans to
help residential and commercial
property owners settle tax
obligations and avoid
foreclosure
Consumer
Debt Holders
Robust collection plans to
maximize ability of consumers
to repay obligations and
ensure that consumers are
treated fairly
Financial
Institutions
Payment for
consumer debt
obligations
Local Tax
Authorities
Payment for residential
and commercial
property tax obligations

PROPRIETARY
OUR BALANCE SHEET REMAINS STRONG
($M)
Covenant analysis*
Cash flow leverage ratio
Debt
Trailing 4-quarter Adjusted EBITDA
†
Debt/Adjusted EBITDA* (maximum 2.0x)
Minimum net worth
Excess room
Interest coverage ratio
EBIT/interest expense (minimum 2.0x)
2010
385.3
346.7
1.11
95.1
5.0
2011
389.0
445.0
0.87
133.5
5.7
Q1 2012 TTM
715.5
515.4
1.39
140.7
4.8
38
* Subject to adjustments at closing based on originations and collections
‡ Encore only for 2010 and 2011; pro forma includes Encore with May 2012 competitor portfolio purchases and Propel Financial Services acquisition
† See endnote
‡
Pro forma

PROPRIETARY
WITH PROPEL, WE’VE ACQUIRED EXPERTISE, AN INDUSTRY-
LEADING PLATFORM, AND A HIGHLY PROFITABLE PORTFOLIO
39
Acquisition
characterized by
complementary
strengths, very
strong economics,
and significant
growth potential
Strong portfolio and platform
•
Opportunities to leverage
Encore’s core strengths
Similar economics to core
business
Smooth earnings profile
•
Used DCF analysis to
value acquisition
•
Fast-growing, highly secure
$140M portfolio, earning
>13% interest

PROPRIETARY INTRODUCING PROPEL FINANCIAL SERVICES Jack Nelson President, Propel Financial Services 40

PROPRIETARY
WE WORK WITH CONSUMERS THROUGH A WELL-DEFINED PROCESS

Property
owner
becomes
delinquent
Propel
contacts
consumers
Consumers
respond to
outreach
Propel pays
county taxes
Consumer
repays tax
lien transfer
to Propel
•
Delinquent Tax
Roll (DTR)
created on
February 1
st
•
48% statutory
penalty fee
timeline begins
•
The DTR is
released by
the counties
•
Direct mail
marketing
campaigns
begin
•
Property
owners contact
Propel and
apply for tax
lien transfers
•
Propel
negotiates an
appropriate
repayment plan
•
Propel pays
delinquent
county taxes
•
County
records and
transfers tax
lien rights to
Propel
•
Consumer
makes monthly
payments to
Propel
•
Propel  services
the accounts
directly

PROPRIETARY
OUR PRODUCT CREATES BENEFITS FOR ALL CONSTITUENTS

•
Stop the accruing
of penalties
•
Get time to repay
their obligation
•
Avoid foreclosure
•
Obtain peace of
mind
Property
owners
•
Collect otherwise
delayed revenue
•
More funds become
available for
essential services
like schools and
hospitals
•
Maintain positive
relationships with
constituents
Tax
authorities
•
Preserve equity
values
•
Avoid costly
foreclosure
proceedings and
potential REOs
Secured
lenders

PROPRIETARY
WHICH HAS ALLOWED US TO GROW OUR PORTFOLIO WHILE
MAINTAINING AN EXCEPTIONALLY LOW RISK PROFILE
43
Propel originations
($M)
18
35
53
68
CAGR
55%
Propel portfolio size
($M)
26
72
99
121
CAGR
67%
• $6,000 average balance
• 7-year term
• 3.5-year weighted average life
• 13-14% typical interest rate
Residential portfolio characteristics
• $180,000 average property value
• 4% average LTV
• 0.3% foreclosure rate
• Zero losses
2008 2009 2010 2011 2008 2009 2010 2011

PROPRIETARY
THE COMPETITIVE LANDSCAPE IS FAVORABLE AND THE TEXAS
MARKET IS LARGE AND RELATIVELY UNTAPPED
44
Unserved
market
Funded
tax liens
Propel Financial
Services
Largest
competitor
2
nd
largest
competitor
All other
competitors
82
18
2011 market penetration
(%)
Propel market share
(Originations, %)
37
16
10
37

PROPRIETARY
WE WILL LEVERAGE SOME OF ENCORE’S CORE COMPETENCIES
TO DRIVE GROWTH
45
Leveraging Encore’s industry-leading
consumer analytics will strengthen our ability
to underwrite and provide service to our
customers
Consumer
analytics
Applying Encore’s in-depth marketing
analytics will improve ROI on direct mail
campaigns
Direct mail
marketing
Encore’s robust call center operations will
allow us to provide broader inbound and
outbound customer acquisition and support
services
Customer
support

PROPRIETARY
WE PLAN TO EXPAND IN OUR CORE MARKET AND INTO OTHER
STATES
46
Working to penetrate
the 80% of the Texas
market that has yet
to use a tax lien
transfer
Existing
market
Lobbying to introduce
legislation in other
states that will create
new markets
New
markets
Exploring alternative
tax lien models that
will allow us to
expand into new
markets
New
opportunities

PROPRIETARY SUMMARY AND CONCLUSION Brandon Black President and Chief Executive Officer 47

PROPRIETARY
ON A NORMALIZED BASIS, WE EXPECT TO DEPLOY NEARLY $500
MILLION THIS YEAR
48
2012 purchasing outlook
($M)
2012 normalized capital deployment
($M)
Encore core
business
Propel
410
90
500
130
240
55
75
Q1 Q2 Q3 Q4

PROPRIETARY

ENCORE’S LONG-TERM PROSPECTS CONTINUE TO BE STRONG AND
ARE GAINING STRENGTH
•
Operating results continue to be strong and are exceeding
our internal projections
•
Acquisition of the market leader in tax lien transfer business provides flexibility for future purchase needs
•
Working collaboratively with legislators and policymakers to shape the future of the collection industry
•
Significant purchases in the second quarter will drive
growth throughout 2012 and into 2013

PROPRIETARY
ENDNOTE
† The Company has included information concerning Adjusted EBITDA because management utilizes this information in the evaluation of its operations and believes that this measure is a useful indicator of the Company's ability to generate cash collections in excess of operating expenses through the liquidation of its receivable portfolios. Adjusted EBITDA has not been prepared in accordance with generally accepted accounting principles (GAAP). The
Company has included a reconciliation of Adjusted EBITDA to reported earnings under GAAP, in the financial tables included in the Appendix, and in the Company’s Form 8-K filed today.

PROPRIETARY 51 APPENDIX

PROPRIETARY

RECONCILIATION OF ADJUSTED EBITDA
Reconciliation of Adjusted EBITDA to GAAP Net Income
(Unaudited, In Thousands)
Three Months Ended
Note: The periods 3/31/07 through 12/31/08 have been adjusted to reflect the retrospective application of ASC 470-20
3/31/07 6/30/07 9/30/07 12/31/07 3/31/08 6/30/08 9/30/08 12/31/08 3/31/09 6/30/09 9/30/09 12/31/09
GAAP net income, as reported 4,991      (1,515)     4,568      4,187      6,751       6,162    3,028    (2,095)   8,997    6,641    9,004    8,405
Interest expense 4,042      4,506      4,840      5,260      5,200       4,831    5,140    5,401     4,273    3,958    3,970    3,959
Contingent interest expense 3,235      888         -          -          -           -        -        -        -        -        -        -
Pay-off of future contingent interest -          11,733    -          -          -           -        -        -        -        -        -        -
Provision for income taxes 3,437      (1,031)     1,315      2,777      4,509       4,225    2,408    (1,442)   5,973    4,166    5,948    4,609
Depreciation and amortization 869         840         833         810         722          766       674       652        623       620       652       697
Amount applied to principal on receivable portfolios 28,259    29,452    26,114    29,498    40,212     35,785 35,140 46,364   42,851 48,303 49,188 47,384
Stock-based compensation expense 801         1,204      1,281      1,001      1,094       1,228    860       382        1,080    994       1,261    1,049
Impairment charge for goodwill and identifiable
intangible assets -          -          -          -          -           -        -        -        -        -        -        -
Acquisition related expense -          -          -          -          -           -        -        -        -        -        -        -
Adjusted EBITDA 45,634    46,077    38,951    43,533    58,488     52,997 47,250 49,262   63,797 64,682 70,023 66,103
3/31/10 6/30/10 9/30/10 12/31/10 3/31/11 6/30/11 9/30/11 12/31/11 3/31/12
GAAP net income, as reported 10,861 11,730 12,290 14,171   13,679    14,775    15,370    17,134    11,406
Interest expense 4,538    4,880    4,928    5,003     5,593      5,369      5,175      4,979      5,515
Contingent interest expense -        -        -        -        -          -          -          -          -
Pay-off of future contingent interest -        -        -        -        -          -          -          -          -
Provision for income taxes 6,490    6,749    6,632    9,075     8,601      9,486      9,868      10,351    7,344
Depreciation and amortization 673       752       816       958        1,053      1,105      1,194      1,309      1,363
Amount applied to principal on receivable portfolios 58,265 64,901 63,507 53,427   85,709    83,939    73,187    69,462    104,603
Stock-based compensation expense 1,761    1,446    1,549    1,254     1,765      1,810      2,405      1,729      2,266
Impairment charge for goodwill and identifiable
intangible assets -        -        -        -        -          -          -          -          10,349
Acquisition related expense -        -        -        -        -          -          -          -          489
Adjusted EBITDA 82,588 90,458 89,722 83,888   116,400 116,484 107,199 104,964 143,335